8. BANK LOANS AND NOTES PAYABLE	12 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
BANK LOANS AND NOTES PAYABLE

The Company’s debt consisted of the following as of:

	As of June 30,
	2015	2014
Bank loans and notes payable-current	$324,626	$351,142
Bank loans and notes payable-long term	1,053,581	2,045,127
Total	$1,378,207	$2,396,269

Bank loans and notes payable consisted of the following as of:

	As of June 30,
	2015	2014
Note payable to Wisconsin Econcomic Development Corporation payable in monthly installments of $23,685, including interest at 2%, with the final payment due May 1, 2018; collateralized by equipment purchased with the loan proceeds and substantially all assets of the Company not otherwise collateralized. The Company is required to maintain and increase a specified number of employees, and the interest rate is increased in certain cases for failure to meet this requirement.	$804,550	$1,069,793

Bank loan payable in fixed monthly payments of $6,800 of principal and interest at a rate of 0.25% below prime, as defined, subject to a floor of 5% with any principal due at maturity on June 1, 2018; collateralized by the building and land.	573,657	624,760

Note payable in fixed monthly installments of $6,610 of principal and interest at a rate of 5.5% with any principal due at maturity on May 1, 2028; collateralized by the building and land; paid in full during fiscal year 2015.	-	701,716

	$1,378,207	$2,396,269

Maximum aggregate annual principal payments for fiscal periods subsequent to June 30, 2015 are as follows:

2016	$324,626
2017	332,970
2018	720,611
$1,378,207